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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:        2/28

Date of reporting period:      11/30/14

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund Quarterly Schedule of Portfolio Holdings November 30, 2014

invesco.com/us	VK-CE-DCO-QTR-1 11/14	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Variable Rate Senior Loan Interests–112.54%(a)(b)

Aerospace & Defense–2.31%

BE Aerospace Inc., Term Loan (c)	—	12/16/21		$4,816	$4,831,071
Camp International Holding Co., First Lien Term Loan	4.75%	05/31/19		1,667	1,679,420
Second Lien Term Loan	8.25%	11/30/19		165	167,284
Consolidated Aerospace Manufacturing, LLC, Term Loan	5.00%	03/27/20		1,168	1,172,438
Term Loan	5.00%	03/27/20		181	181,441
DAE Aviation Holdings, Inc., Term Loan B-1	5.00%	11/02/18		1,347	1,357,321
Term Loan B-2	5.00%	11/02/18		463	466,527
Element Materials Technology Group US Holdings Inc., Term Loan B (Acquired 08/06/14; Cost $844,771)	5.25%	08/08/21		849	846,867
IAP Worldwide Services, Revolver (c)	—	07/18/18		1,444	1,451,625
Second Lien Term Loan	8.00%	07/18/19		1,703	1,498,558
Landmark U.S. Holdings LLC, Canadian Term Loan	4.75%	10/25/19		149	148,514
First Lien Term Loan	4.75%	10/25/19		3,742	3,741,785
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		2,494	2,475,452
Sequa Corp., Term Loan	5.25%	06/19/17		3,083	3,015,307
					23,033,610

Air Transport–1.04%

American Airlines, Inc., Term Loan B	3.75%	06/27/19		2,464	2,447,263
Delta Air Lines, Inc., Revolver Loan (d)	0.00%	04/20/16		7,019	6,879,074
Revolver Loan (d)	0.00%	10/18/17		1,032	1,003,886
					10,330,223

Automotive–7.27%

Affinia Group Inc., Term Loan B-2	4.75%	04/27/20		1,295	1,301,616
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18		4,334	4,350,165
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17		3,166	3,175,955
BBB Industries, LLC, First Lien Term Loan	6.00%	11/03/21		1,395	1,380,574
Second Lien Term Loan	9.75%	11/03/22		610	584,967
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C3	5.78%	02/29/20	GBP	3,917	6,081,492
Dexter Axle Co., Term Loan	4.50%	02/28/20		1,872	1,859,982
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21		19,805	19,792,507
Gates Global, LLC, Term Loan	4.25%	07/05/21		6,080	6,031,887
Henniges Automotive Holdings, Inc., Term Loan	5.50%	06/12/21		1,287	1,298,134
Key Safety Systems, Inc., First Lien Term Loan	4.75%	08/29/21		1,741	1,748,884
Midas Intermediate Holdco II, LLC, Delayed Draw Term Loan	4.75%	08/18/21		140	140,025
Term Loan	4.75%	08/18/21		1,238	1,242,726
MPG Holdco I Inc., Term Loan	4.50%	10/20/21		4,731	4,755,292
RAC Finance (Holdings) Ltd. (United Kingdom), Second Lien Term Loan (c)	—	12/10/22	GBP	5,600	8,785,423
TI Group Automotive Systems, LLC, Term Loan	4.25%	07/02/21		5,575	5,560,765
Transtar Holding Co., First Lien Term Loan	5.75%	10/09/18		3,463	3,445,990
Second Lien Term Loan (Acquired 10/11/12-10/25/13; Cost $1,003,846)	10.00%	10/09/19		1,010	999,843
					72,536,227

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Beverage and Tobacco–0.93%

Adria Group Holding B.V. (Netherlands), Term Loan	9.50%	05/20/18	EUR	$ 4,900	$5,897,080
DS Services of America, Inc., Term Loan B	5.25%	08/30/20		1,508	1,512,342
Winebow Holdings, Inc., First Lien Term Loan (Acquired 06/27/14; Cost $820,548)	4.75%	07/01/21		1,028	1,027,164
Second Lien Term Loan	8.50%	12/31/21		827	820,421
					9,257,007

Building & Development–1.33%

Braas Monier Building Group S.A. (Germany), Term Loan B	4.58%	10/15/20	EUR	476	595,615
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20		3,087	3,125,382
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan(d)	0.00%	02/28/17		41	14,289
PIK Exit Revolver Loan(e)	5.00%	02/28/17		665	234,342
Mannington Mills, Inc., Term Loan	4.75%	10/01/21		1,689	1,691,968
Norrmalm 3 AB (Sweden), Term Loan B-1	4.08%	05/31/21	EUR	333	416,815
Quikrete Holdings, Inc., Second Lien Term Loan	7.00%	03/26/21		1,011	1,019,069
Re/Max International, Inc., Term Loan	4.00%	07/31/20		1,368	1,351,189
Realogy Corp., Extended Revolver (d)	0.00%	03/05/18		3,280	3,164,797
Tamarack Resort LLC, PIK Term Loan A (Acquired 03/07/14; Cost $34,024) (e)	8.00%	03/07/16		36	35,582
PIK Term Loan B (Acquired 03/07/14-06/30/14; Cost $5,230) (c)(e)	—	02/28/19		261	3,921
WireCo WorldGroup Inc., Term Loan (Acquired 07/02/12; Cost $1,563,674)	6.00%	02/15/17		1,571	1,578,241
					13,231,210

Business Equipment & Services–14.99%

Accelya International S.A., (Luxembourg) Term Loan A-1 (Acquired 03/06/14; Cost $1,517,359)	4.98%	03/06/20		1,524	1,514,814
Term Loan A-2 (Acquired 03/06/14; Cost $524,410)	4.98%	03/06/20		527	523,533
Acosta, Inc., Term Loan	5.00%	09/26/21		4,436	4,464,114
Asurion LLC, Incremental Term Loan B-1	5.00%	05/24/19		4,346	4,335,148
Incremental Term Loan B-2	4.25%	07/08/20		14,717	14,643,568
Second Lien Term Loan	8.50%	03/03/21		19,670	19,872,471
Brickman Group Ltd. LLC, First Lien Term Loan	4.00%	12/18/20		826	819,162
Second Lien Term Loan	7.50%	12/17/21		708	704,366
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17		221	212,985
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19		1,824	1,839,144
Checkout Holding Corp., Second Lien Term Loan	7.75%	04/11/22		2,492	2,373,729
Term Loan B	4.50%	04/09/21		4,097	4,006,099
Connolly, LLC, First Lien Term Loan	5.00%	05/14/21		3,909	3,928,189
Second Lien Term Loan	8.00%	05/14/22		2,206	2,214,097
Crossmark Holdings, Inc., First Lien Term Loan	4.50%	12/20/19		2,398	2,353,428
Second Lien Term Loan	8.75%	12/21/20		677	669,019
Dream Secured BondCo AB, (Sweden) PIK Mezzanine Loan (e)	6.75%	08/15/19	EUR	10,091	13,279,722
Revolver Loan (d)	0.00%	08/14/17	EUR	3,097	3,745,512
Revolver Loan	2.14%	08/14/17	EUR	903	1,091,509
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		1,997	1,994,209
First Data Corp., Extended Term Loan	3.66%	03/23/18		21,893	21,653,885
Term Loan	3.66%	09/24/18		2,724	2,691,375
Term Loan	4.16%	03/24/21		1,303	1,297,719
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.50%	11/13/20		468	466,667
Information Resources, Inc., Term Loan	4.75%	09/30/20		2,326	2,346,555

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Business Equipment & Services–(continued)

Inmar, Inc., Second Lien Term Loan	8.00%	01/27/22		$186	$184,420
Term Loan	4.25%	01/27/21		1,490	1,461,433
Intertrust Group Holding B.V., (Netherlands) Second Lien Term Loan 2	8.00%	04/16/22		1,780	1,763,906
Second Lien Term Loan B4	8.00%	04/16/22	EUR	9,000	11,079,141
Term Loan B5	4.45%	04/16/21		1,229	1,219,410
Karman Buyer Corp., Delayed Draw Term Loan	4.25%	07/25/21		157	156,098
Second Lien Term Loan	7.50%	07/25/22		3,005	2,992,865
Term Loan	4.25%	07/25/21		4,711	4,682,931
Kronos Inc., Second Lien Term Loan	9.75%	04/30/20		1,237	1,280,029
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21		1,496	1,512,722
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/17		92	90,674
ServiceMaster Co., (The), Term Loan	4.25%	07/01/21		3,651	3,634,325
SunGard Data Systems Inc., Term Loan C	3.91%	02/28/17		169	169,052
TNS Inc., First Lien Term Loan	5.00%	02/14/20		2,063	2,058,580
Second Lien Term Loan	9.00%	08/14/20		206	205,327
Trans Union LLC, Revolver Loan (d)	0.00%	04/09/19		927	913,130
Revolver Loan	3.75%	04/09/19		140	138,353
Wand Intermediate I L.P., First Lien Term Loan	4.75%	09/17/21		1,043	1,049,153
Second Lien Term Loan	8.25%	09/17/22		818	820,444
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19		1,084	1,073,369
					149,526,381

Cable & Satellite Television–1.48%

CDS Holdco III B.V. (Luxembourg), Term Loan B	4.51%	09/30/20	EUR	4,917	6,147,071
ION Media Networks, Inc., Term Loan	5.00%	12/18/20		6,351	6,343,000
MCC Iowa, Term Loan J	3.75%	06/30/21		168	165,846
Mediacom Illinois LLC, Term Loan E	3.13%	10/23/17		471	466,132
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/07/20		1,039	1,029,575
Ziggo B.V., (Netherlands) Term Loan B-1(c)	—	01/15/22		224	220,257
Term Loan B-2 (c)	—	01/15/22		144	141,938
Term Loan B-3 (c)	—	01/15/22		237	233,437
					14,747,256

Chemicals & Plastics–4.96%

Arysta LifeScience SPC, LLC, Second Lien Term Loan	8.25%	11/30/20		1,729	1,745,636
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		4,907	4,790,873
Azelis Holding S.A., (Luxembourg) Term Loan E-1	5.69%	05/13/16	EUR	1,000	1,231,016
Term Loan F-1	5.94%	06/01/16	EUR	1,000	1,231,016
Chromaflo Technologies Corp., First Lien Term Loan B	4.50%	12/02/19		1,383	1,374,742
Second Lien Term Loan	8.25%	06/02/20		520	519,738
Citadel Plastics Holdings, Inc., Term Loan (c)	—	11/05/20		1,723	1,727,326
Colouroz Investment LLC, (Germany) First Lien Term Loan B-2	4.75%	09/07/21		3,539	3,510,244
Second Lien Term Loan	8.25%	09/05/22	EUR	5,005	6,080,133
Term Loan C	4.75%	09/07/21		585	582,294
Eco Services Operations LLC, Term Loan (c)	—	12/01/21		1,249	1,251,904
Ferro Corp., Term Loan	4.00%	07/30/21		768	763,295
Kronos Worldwide, Inc., Term Loan	4.75%	02/18/20		1,079	1,081,809
MacDermid, Inc., First Lien Term Loan B	4.00%	06/07/20		6	5,734
Otter Products, LLC, Term Loan B	5.75%	06/03/20		3,784	3,753,019

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Chemicals & Plastics–(continued)

Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/20		$590	$580,096
Second Lien Term Loan	8.25%	07/15/20		3,952	3,859,469
Phillips-Medisize Corp., First Lien Term Loan	4.75%	06/16/21		860	862,744
Second Lien Term Loan	8.25%	06/16/22		416	414,337
Styrolution US Holding LLC Term Loan B-1 (c)	—	11/07/19	EUR	4,400	5,478,403
Term Loan B-1	6.50%	11/07/19		3,816	3,823,073
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,046	1,035,138
Univar Inc., Term Loan B	5.00%	06/30/17		1,579	1,574,091
WNA Holdings, Inc., Second Lien Term Loan	8.50%	12/07/20		568	555,029
Term Loan	4.50%	06/07/20		753	751,890
Term Loan	4.50%	06/07/20		952	950,512
					49,533,561

Clothing & Textiles–0.32%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (Acquired 05/22/14; Cost $1,873,642)	5.50%	05/27/21		1,887	1,880,063
Second Lien Term Loan	9.00%	05/27/22		901	896,294
Outerstuff, LLC, Term Loan	5.00%	07/28/21		421	419,523
					3,195,880

Conglomerates–1.33%

Delachaux S.A., (France) Term Loan B-2	5.25%	10/14/21		1,382	1,387,499
Term Loan B-3	5.50%	10/14/21	GBP	3,500	5,505,268
Epiq Systems, Inc., Term Loan	4.25%	08/27/20		2,572	2,554,160
Penn Engineering & Manufacturing Corp., Term Loan B	4.50%	08/29/21		838	833,753
Polymer Group, Inc., First Lien Term Loan	5.25%	12/19/19		2,952	2,962,927
					13,243,607

Containers & Glass Products–3.90%

Aenova Holding GmbH (Germany), Term Loan B	5.00%	08/07/20	EUR	4,000	4,966,539
Berlin Packaging, LLC, Second Lien Term Loan	7.75%	09/30/22		816	818,726
Term Loan	4.50%	10/01/21		1,662	1,661,669
BWAY Holding Company, Term Loan	5.50%	08/14/20		7,448	7,480,767
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,207	1,193,002
Devix US, Inc., Second Lien Term Loan	8.00%	05/02/22		700	698,233
Exopack Holdings S.A., Term Loan	5.75%	05/08/19	EUR	6,955	8,691,390
Hoffmaster Group, Inc., First Lien Term Loan	5.25%	05/09/20		2,082	2,079,586
Second Lien Term Loan	10.00%	05/09/21		441	438,959
LA Holding B.V., (Netherlands) Term Loan A (Acquired 09/15/14; Cost $244,794)	5.96%	04/30/16	EUR	189	234,055
Term Loan B-1-A (Acquired 09/15/14; Cost $2,831,772)	6.66%	06/18/16	EUR	2,188	2,707,535
Term Loan B-1-B (Acquired 09/15/14; Cost $3,047,263)	6.66%	06/18/16	EUR	2,355	2,913,572
Term Loan B-1-C (Acquired 09/15/14; Cost $933,082)	6.66%	06/18/16	EUR	768	949,619
Libbey Glass, Inc., Term Loan	3.75%	04/09/21		13	12,780
Ranpak Corp., First Lien Term Loan	4.75%	10/01/21		363	363,105
Second Lien Term Loan	8.25%	10/03/22		245	246,255
Term Loan	5.00%	10/01/21	EUR	2,800	3,506,136
					38,961,928

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Cosmetics & Toiletries–0.48%

Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 07/13/07-02/06/13; Cost $5,243,836)	7.00%	02/19/15		$1,215	$1,208,836
Vogue International LLC, Term Loan B	5.25%	02/14/20		3,574	3,569,108
					4,777,944

Drugs–1.43%

BPA Laboratories, First Lien Term Loan	2.73%	07/03/17		1,605	1,452,146
Second Lien Term Loan	2.73%	07/03/17		1,395	1,246,359
Catalent Pharma Solutions, Inc., Term Loan (c)	—	05/20/21		265	265,588
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21		11,294	11,357,864
					14,321,957

Ecological Services & Equipment–0.04%

ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/19		429	422,152

Electronics & Electrical–6.79%

4L Technologies Inc., Term Loan	5.50%	05/08/20		6,582	6,561,089
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/20		1,495	1,491,284
Blackboard Inc., Term Loan B-3	4.75%	10/04/18		1,995	1,996,541
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		640	630,968
Carros US LLC, Term Loan	4.50%	09/30/21		442	442,687
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,508	1,322,314
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18		3,622	3,612,693
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20		2,170	2,175,824
MA Finance Co., LLC, Term Loan C	4.50%	11/20/19		5,231	5,082,224
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,053	3,063,969
MSC.Software Corp., First Lien Term Loan	5.00%	05/29/20		908	908,103
Second Lien Term Loan	8.50%	06/01/21		450	443,643
Oberthur Technologies of America Corp., Term Loan B-1	4.75%	10/18/19	EUR	1,474	1,814,374
Omnitracs, Inc., Term Loan	4.75%	11/25/20		1,240	1,238,194
Peak 10, Inc., First Lien Term Loan	5.00%	06/17/21		1,199	1,199,165
Second Lien Term Loan	8.25%	06/17/22		416	405,748
RP Crown Parent, LLC, First Lien Term Loan	6.00%	12/21/18		9,072	8,550,857
Second Lien Term Loan	11.25%	12/21/19		707	619,046
Ship Luxco 3 S.a r.l. (Luxembourg), Term Loan C1	5.75%	11/29/19	GBP	4,000	6,270,585
SkillSoft Corp., Second Lien Term Loan	9.25%	04/28/22		1,499	1,434,834
Term Loan	5.75%	04/28/21		7,698	7,635,205
Sybil Software LLC, Term Loan (Acquired 05/18/14-05/21/14; Cost $2,394,888)	4.75%	03/20/20		2,397	2,397,435
TIBCO Software Inc., Term Loan B (c)	—	12/05/20		759	746,205
Zebra Technologies Corp., Term Loan B	4.75%	10/27/21		7,616	7,688,766
					67,731,753

Equipment Leasing–0.40%

IBC Capital US LLC, First Lien Term Loan	4.75%	09/09/21		3,195	3,203,313
Second Lien Term Loan	8.00%	09/09/22		798	798,841
					4,002,154

Financial Intermediaries–1.06%

iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,601,650
MoneyGram International, Inc., Term Loan	4.25%	03/27/20		4,324	3,977,136
RJO Holdings Corp., Term Loan (Acquired 12/10/10-02/08/11; Cost $3,317,017)	6.91%	12/10/15		3,372	3,152,621
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	5.00%	12/17/20	GBP	1,031	1,614,661

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Financial Intermediaries–(continued)

TMFS Holdings, LLC, Term Loan	5.50%	07/30/21		$229	$227,525
					10,573,593

Food & Drug Retailers–2.24%

Albertson’s LLC, Term Loan B-4	4.50%	08/25/21		8,185	8,220,607
Term Loan B-4-1	4.50%	08/25/21		1,011	1,015,309
Pret A Manger (United Kingdom), Term Loan B	5.50%	06/19/20	GBP	6,750	10,556,677
Rite Aid Corp., Second Lien Term Loan	5.75%	08/21/20		1,590	1,607,502
Supervalu Inc., Term Loan	4.50%	03/21/19		1,000	997,080
					22,397,175

Food Products–5.12%

AdvancePierre Foods, Inc., First Lien Term Loan	5.75%	07/10/17		6,762	6,774,600
Second Lien Term Loan	9.50%	10/10/17		671	665,456
Birds Eye Iglo Group Ltd. (United Kingdom), Term Loan B-2	5.25%	06/30/20	GBP	1,000	1,514,710
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,758	2,697,473
Charger OpCp B.V., Term Loan B-1 (c)	—	07/23/21	EUR	4,000	4,964,475
Term Loan B-1	3.50%	07/23/21		4,844	4,831,945
CSM Bakery Solutions LLC, First Lien Term Loan	5.00%	07/03/20		3,601	3,551,598
Second Lien Term Loan	8.75%	07/03/21		1,679	1,640,959
Del Monte Foods, Inc., First Lien Term Loan	4.25%	02/18/21		2,162	2,015,640
Second Lien Term Loan	8.25%	08/18/21		2,242	1,962,109
Diamond Foods, Inc., Term Loan	4.25%	08/20/18		769	764,458
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18		4,413	4,404,288
Frontier Midco Ltd. (United Kingdom), Term Loan B	5.55%	11/27/20	GBP	1,250	1,849,993
H.J. Heinz Co., Revolver Loan (d)	0.00%	06/07/18		6,837	6,776,858
Hearthside Group Holdings, LLC, Revolver Loan (d)	0.00%	06/02/19		1,478	1,470,031
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		4,277	4,374,523
Shearer’s Foods, LLC, First Lien Term Loan	4.50%	06/30/21		573	573,022
Second Lien Term Loan	7.75%	06/30/22		241	237,849
					51,069,987

Food Service–1.89%

Portillo’s Holdings, LLC, First Lien Term Loan	4.75%	08/02/21		1,390	1,387,137
Second Lien Term Loan	8.00%	08/01/22		319	319,490
PSSI Holdings LLC, Term Loan (c)	—	12/02/21		772	776,059
Red Lobster Management, LLC, Term Loan	6.25%	07/28/21		1,910	1,918,542
Restaurant Holding Co., LLC, Term Loan (Acquired 02/28/14; Cost $1,593,059)	8.75%	02/28/19		1,649	1,418,289
Steak n Shake Operations, Inc., Term Loan (Acquired 05/17/14-05/30/14; Cost $1,382,758)	4.75%	03/19/21		1,393	1,389,999
TMK Hawk Parent, Corp., First Lien Term Loan	5.25%	10/01/21		1,410	1,411,164
Second Lien Term Loan (Acquired 09/26/14; Cost $640,002)	8.50%	10/01/22		646	643,108
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19		4,345	4,346,882
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20		6,704	5,239,295
					18,849,965

Forest Products–0.43%

NewPage Corp., Term Loan B	9.50%	02/11/21		2,605	2,539,476
Xerium Technologies, Inc., Term Loan	6.25%	05/17/19		1,796	1,796,573
					4,336,049

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Health Care–5.68%

Accellent Inc., Second Lien Term Loan	7.50%	03/12/22		$1,191	$1,160,914
Term Loan	4.50%	03/12/21		3,832	3,798,120
ATI Holdings, Inc., Term Loan	5.00%	12/20/19		1,046	1,047,356
CareCore National, LLC , Term Loan B (c)	—	03/05/21		1,375	1,380,964
Creganna Finance LLC, First Lien Term Loan (c)	—	12/01/21		687	690,911
Second Lien Term Loan (c)	—	06/01/22		682	685,931
Drumm Investors LLC, Term Loan	6.75%	05/04/18		768	773,902
HC Investments (Luxembourg), Second Lien Term Loan (c)	—	11/28/22	EUR	2,250	2,766,288
Indigo Cleanco Ltd. (United Kingdom), Term Loan B	5.75%	07/08/21	GBP	3,810	5,881,063
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/21		260	258,645
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21		1,306	1,321,150
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/21		1,378	1,358,474
Ortho-Clinical Diagnostics, Inc., Term Loan B	4.75%	06/30/21		6,967	6,915,924
Surgery Center Holdings, Inc., First Lien Term Loan	5.25%	11/03/20		1,741	1,742,511
Second Lien Term Loan	8.50%	11/03/21		2,399	2,356,413
Surgical Care Affiliates, LLC, Revolver Loan B (d)	0.00%	06/30/16		5,541	5,481,825
Revolver Loan B	3.73%	06/30/16		709	701,300
Term Loan B	4.23%	12/29/17		3,424	3,415,888
Tunstall Group Finance Ltd., (United Kingdom) Acquisition Facility Loan (d)	0.00%	10/18/19	GBP	4,000	4,498,559
Term Loan B-2	4.81%	10/16/20	EUR	1,000	921,707
Vitalia Holdco S.a r.l., (Switzerland) Revolver Loan(d)	0.00%	07/25/17	EUR	2,000	2,469,666
Second Lien Term Loan	9.51%	01/28/19	EUR	3,576	4,474,547
Western Dental Services, Inc., Term Loan	6.00%	11/01/18		2,663	2,556,167
					56,658,225

Home Furnishings–1.33%

Hilding Anders International AB, (Sweden) Jr. Term Loan (c)	—	06/30/21	EUR	1,988	185,428
Second Lien Term Loan	5.51%	06/30/18	EUR	7,250	8,282,544
Mattress Holdings Corp., Term Loan	5.25%	10/20/21		2,774	2,782,616
PGT, Inc., Term Loan	5.25%	09/22/21		1,033	1,039,647
Serta Simmons Holdings, LLC, Term Loan	4.25%	10/01/19		961	959,194
					13,249,429

Industrial Equipment–1.51%

Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	631,584
Capital Safety North America Holdings Inc., First Lien Term Loan	3.75%	03/29/21		3,638	3,553,539
Crosby US Acquisition Corp., First Lien Term Loan	3.75%	11/23/20		229	224,234
Second Lien Term Loan	7.00%	11/22/21		862	840,804
Filtration Group Corp., First Lien Term Loan	4.50%	11/20/20		1,038	1,039,487
Second Lien Term Loan	8.25%	11/22/21		1,043	1,046,827
Gardner Denver, Inc., Term Loan (c)	—	07/30/20		565	552,074
Husky Injection Molding Systems Ltd. (Canada), Second Lien Term Loan	7.25%	06/30/22		412	405,754
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20		2,314	2,301,206
Unifrax Holding Co., Term Loan	4.25%	11/28/18		213	211,309
Term Loan	5.25%	11/28/18	EUR	2,470	3,088,078
Virtuoso US LLC, Term Loan	4.75%	02/11/21		1,177	1,176,595
					15,071,491

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Insurance–0.59%

Applied Systems, Inc., Second Lien Term Loan	7.50%	01/23/22		$747	$750,045
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan	5.00%	04/16/20		1,744	1,638,921
Second Lien Term Loan	8.25%	10/16/20		1,177	1,047,591
York Risk Services Holding Corp., Delayed Draw Term Loan (d)	0.00%	10/01/21		235	234,970
Term Loan	4.75%	10/01/21		2,177	2,173,473
					5,845,000

Leisure Goods, Activities & Movies–4.34%

Alpha Topco Ltd., (United Kingdom) Second Lien Term Loan	7.75%	07/29/22		6,527	6,518,487
Term Loan B-3	4.75%	07/30/21		7,854	7,806,941
CWGS Group, LLC, Term Loan	5.75%	02/20/20		4,340	4,345,114
Dave & Buster’s, Inc., Term Loan	4.50%	07/25/20		1,622	1,624,594
Dorna Sports, S.L. (Spain), Term Loan B	4.31%	04/30/21	EUR	4,457	5,570,202
Equinox Holdings Inc., First Lien Term Loan (c)	—	01/31/20		2,747	2,738,920
Revolver Loan (Acquired 04/14/14-07/24/14; Cost $837,825) (d)	0.00%	02/01/18		785	728,515
Revolver Loan (Acquired 07/24/14; Cost $209,456)	6.25%	02/01/18		262	242,838
Fitness International, LLC, Term Loan B	5.50%	07/01/20		2,938	2,909,042
Infront Finance Luxembourg S.a r.l., (Switzerland) Term Loan B	4.76%	06/28/19	EUR	3,750	4,659,044
Term Loan D	8.01%	06/28/20	EUR	3,750	4,584,251
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20		853	853,148
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/20		799	768,926
					43,350,022

Lodging & Casinos–4.64%

B&B Hotels SAS (France), Term Loan B (Acquired 07/22/14; Cost $4,267,410)	4.09%	07/24/21	EUR	3,200	3,949,198
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21		1,321	1,311,852
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21		3,816	3,579,350
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18		3,108	2,959,081
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19		2,090	2,108,320
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan	6.25%	12/27/20		1,260	1,272,357
Harrah’s Operating Co., Inc., Term Loan B-4	10.50%	10/31/16		295	272,272
Term Loan B-6	6.99%	03/01/17		4,207	3,852,422
Hilton Worldwide Finance, LLC, Term Loan B-2	3.50%	10/26/20		1,498	1,486,952
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21		180	179,562
Scientific Games International, Inc., Incremental Term Loan B-2	6.00%	10/01/21		13,775	13,592,276
Term Loan	6.00%	10/18/20		6,881	6,795,598
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20		3,194	3,219,754
Yonkers Racing Corp., First Lien Term Loan	4.25%	08/20/19		1,737	1,567,519
Second Lien Term Loan	8.75%	08/20/20		253	198,832
					46,345,345

Nonferrous Metals & Minerals–1.34%

Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20		1,729	1,470,030
Arch Coal, Inc., Term Loan	6.25%	05/16/18		4,656	4,126,053
EP Minerals, LLC, Term Loan	5.50%	08/20/20		504	505,580
Levantina Group (Spain), Term Loan (c)	—	06/30/20	EUR	5,138	4,056,716
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		3,263	3,183,888
					13,342,267

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Oil & Gas–8.24%

American Energy - Marcellus, LLC, First Lien Term Loan	5.25%	08/04/20		$2,883	$2,739,879
Second Lien Term Loan	8.50%	08/04/21		559	514,612
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19		27	26,512
Atlas Energy, L.P., Term Loan	6.50%	07/31/19		1,285	1,293,887
Bronco Midstream Funding, LLC, Term Loan (Acquired 08/14/13; Cost $3,081,776)	5.00%	08/15/20		3,107	3,107,223
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19		1,690	1,688,094
Delek Benelux B.V., (Netherlands) Term Loan B	4.41%	02/28/19	EUR	524	626,715
Term Loan B-2	4.41%	02/28/19	EUR	2,868	3,432,502
Term Loan B-3	4.41%	02/28/19	EUR	1,128	1,350,324
Term Loan B-4	4.41%	02/28/19	EUR	105	125,755
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21		9,674	8,997,074
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/21		3,916	3,654,961
EMG Utica, LLC, Term Loan	4.75%	03/27/20		1,351	1,342,823
Expro US Finco LLC, Term Loan	5.75%	09/02/21		3,783	3,661,854
Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/20		7,521	6,859,872
Floatel International Ltd., Term Loan	6.00%	06/27/20		3,853	3,679,901
HGIM Corp., Term Loan B	5.50%	06/18/20		5,258	4,802,351
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21		2,446	2,354,287
McDermott International, Inc., Term Loan	5.25%	04/16/19		1,522	1,487,328
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17		2,784	2,788,715
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15		429	426,740
Osum Productions Corp. (Canada), Term Loan	6.50%	07/31/20		1,211	1,181,037
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/16/21		1,425	1,253,576
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/21		1,960	1,816,422
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/21		2,081	2,054,546
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18		4,011	3,667,740
Seadrill Operating LP, Term Loan	4.00%	02/21/21		10,955	9,955,070
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21		2,192	2,118,288
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18		3,984	3,681,338
Utex Industries, Inc., First Lien Term Loan	5.00%	05/21/21		1,117	1,105,347
Second Lien Term Loan	8.25%	05/20/22		441	436,754
					82,231,527

Publishing–3.46%

ASA Newco GmbH (Germany), Term Loan B	4.26%	02/12/21	EUR	3,850	4,815,337
Getty Images, Inc., Revolver Loan (d)	0.00%	10/18/17		4,247	3,694,663
Term Loan	4.75%	10/18/19		5,039	4,778,937
Harland Clarke Holdings Corp., Term Loan B-2	5.48%	06/30/17		234	234,269
Term Loan B-4	6.00%	08/04/19		862	866,768
Interactive Data Corp., Term Loan	4.50%	05/02/21		6,617	6,655,965
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18		3,518	3,438,761
Merrill Communications LLC, Term Loan	5.75%	03/08/18		5,042	5,064,983
Newsday, LLC, Term Loan	3.66%	10/12/16		1,690	1,684,869
ProQuest LLC, Term Loan	5.25%	10/24/21		3,264	3,285,944
					34,520,496

Radio & Television–4.14%

Block Communications, Inc., Term Loan B	5.75%	11/07/21		707	709,794
Clear Channel Communications, Inc., Term Loan B	3.81%	01/29/16		167	165,679
Term Loan D	6.91%	01/30/19		15,965	15,049,893
Term Loan E	7.66%	07/31/19		5,854	5,642,440
Gray Television, Inc., Term Loan	3.75%	06/13/21		383	380,184

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Radio & Television–(continued)

Media General, Inc., Term Loan B-2 (c)	—	07/31/20		$2,648	$2,646,038
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	155,495
TWCC Holding Corp., Second Lien Term Loan	7.00%	06/26/20		4,620	4,507,798
Term Loan	3.50%	02/13/17		3,464	3,422,713
Tyrol Acquisition 2 SAS, (France) PIK Term Loan D (e)	1.00%	01/29/16	EUR	2,838	3,488,647
Revolver Loan (d)	0.00%	01/31/16	EUR	2,000	2,405,755
Revolver Loan	3.30%	01/31/16	EUR	19	22,855
Second Lien Term Loan	3.26%	07/29/16	EUR	2,193	2,677,227
					41,274,518

Retailers (except Food & Drug)–6.64%

David’s Bridal, Inc., Revolver Loan (Acquired 07/02/13-01/16/14; Cost $1,734,533) (d)	0.00%	10/11/17		1,735	1,613,115
Revolver Loan (Acquired 11/18/14-11/26/14; Cost $113,861)	3.50%	10/11/17		114	105,891
Term Loan	5.25%	10/11/19		3,140	3,038,935
Hudson’s Bay Co. (Canada), First Lien Term Loan (c)	—	11/04/20		422	423,384
J. Crew Group, Inc., Term Loan	4.00%	03/05/21		5,340	5,092,173
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19		1,395	1,355,010
Lands’ End, Inc., Term Loan B	4.25%	04/02/21		2,540	2,527,622
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21		505	502,657
National Vision, Inc., First Lien Term Loan	4.00%	03/13/21		2,073	2,035,966
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19		2,299	2,218,098
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21		2,124	2,123,867
Payless, Inc., Second Lien Term Loan	8.50%	03/11/22		1,222	1,164,730
Term Loan	5.00%	03/11/21		4,195	4,043,292
Pep Boys - Manny, Moe & Jack, Term Loan	4.25%	10/11/18		394	393,501
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21		1,280	1,277,185
Savers Inc., Term Loan	5.00%	07/09/19		3,347	3,343,378
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18		13,909	13,515,027
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		3,999	3,980,284
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		6,755	6,424,186
Toys ‘R’ US-Delaware, Inc., Term Loan A-1	8.25%	10/24/19		1,038	1,023,881
Term Loan A-1	8.25%	10/24/19		1,288	1,269,612
Term Loan B-2	5.25%	05/25/18		155	119,459
Vivarte (France), Term Loan	4.01%	01/01/19	EUR	4,814	5,979,854
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		2,858	2,700,658
					66,271,765

Steel–0.20%

TMS International Corp., Term Loan B	4.50%	10/16/20		1,980	1,980,465

Surface Transport–0.75%

Hertz Corp. (The), LOC (Acquired 03/14/11; Cost $838,598)	3.75%	03/09/18		849	840,098
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		3,257	3,277,209
U.S. Shipping Corp., Term Loan	5.50%	04/30/18		2,303	2,268,688
Vouvray US Finance LLC, First Lien Term Loan	5.00%	06/27/21		513	514,205
Second Lien Term Loan	8.50%	12/27/21		586	583,386
					7,483,586

Telecommunications–6.50%

Avaya Inc., Term Loan B-3	4.65%	10/26/17		17,153	16,702,943
Term Loan B-6	6.50%	03/31/18		1,587	1,583,539
Eircom Finco S.a r.l. (Ireland), Term Loan B-2	4.59%	09/30/19	EUR	7,505	8,904,754

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Telecommunications–(continued)

Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		$5,843	$5,893,784
Fibernet Cable Holdings B.V., (Netherlands) Term Loan B (Acquired 08/29/07; Cost $1,336,755) (f)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,334,606) (f)(g)	0.00%	12/20/15	EUR	980	0
Hargray Communications Group, Inc., Term Loan	5.25%	06/26/19		492	493,356
Level 3 Communications, Inc., Term Loan B	4.50%	01/31/22		13,415	13,482,098
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21		74	75,566
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21		3,226	3,125,647
NTELOS Inc., Term Loan B	5.75%	11/09/19		5,901	5,852,972
Syniverse Holdings, Inc., Term Loan (c)	—	04/23/19		875	861,875
Term Loan	4.00%	04/23/19		3,750	3,692,194
U.S. Telepacific Corp., Term Loan	6.00%	11/25/20		3,906	3,886,269
XO Communications, LLC, Term Loan	4.25%	03/20/21		327	324,884
					64,879,881

Utilities–3.44%

Granite Acquisition, Inc., Second Lien Term Loan (c)	—	01/01/22		1,637	1,661,119
Term Loan B (c)	—	01/01/21		7,845	7,910,367
Term Loan C (c)	—	01/01/21		345	348,056
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/21		1,064	1,068,225
Southeast PowerGen LLC, Term Loan B (c)	—	12/02/21		1,116	1,121,212
TPF II Power, LLC, Term Loan	5.50%	10/02/21		8,656	8,734,817
Viridian Group Holdings Ltd. (Ireland), PIK Term Loan A (e)	13.50%	03/13/20	GBP	8,590	13,475,648
					34,319,444
Total Variable Rate Senior Loan Interests					1,122,903,080

Notes–25.04%

Aerospace & Defense–0.08%

LMI Aerospace, Inc. (h)	7.38%	07/15/19		794	790,030

Automotive–0.53%

Schaeffler AG (Germany) (h)	5.75%	11/15/21	EUR	4,000	5,259,794

Beverage and Tobacco–0.50%

Adria Group Holding B.V. (Netherlands) (h)(i)	5.33%	08/08/17	EUR	4,000	5,007,423

Building & Development–2.13%

Aldesa Financial Services S.A. (Luxembourg) (h)	7.25%	04/01/21	EUR	6,550	7,757,730
CMC Di Ravenna (Italy) (h)	7.50%	08/01/21	EUR	5,000	5,803,803
Dry Mix Solutions Investissements S.A.S. (France) (h)(i)	4.33%	06/15/21	EUR	1,500	1,818,546
Galapagos Holding S.A. (Luxembourg) (h)(i)	4.83%	06/15/21	EUR	2,600	3,190,521
Galapagos Holding S.A. (Luxembourg) (h)	7.00%	06/15/22	EUR	1,000	1,175,060
Paroc Group OY (Finland) (h)(i)	5.33%	05/15/20	EUR	750	891,787
Paroc Group OY (Finland) (h)	6.25%	05/15/20	EUR	500	604,939
					21,242,386

Business Equipment & Services–0.28%

ADT Corp.	6.25%	10/15/21		1,361	1,434,154
First Data Corp. (h)	6.75%	11/01/20		1,225	1,307,687
					2,741,841

Cable & Satellite Television–0.35%

Charter Communications Operating LLC	7.00%	01/15/19		0	448

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Cable & Satellite Television–(continued)

UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21		$2,941	$3,238,923
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22		236	258,727
					3,498,098

Chemicals & Plastics–0.98%

Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		6,294	6,136,650
Ineos Holdings Ltd. (h)	6.13%	08/15/18		616	609,840
Ineos Holdings Ltd. (h)(i)	7.25%	02/15/19	EUR	1,273	1,633,866
Ineos Holdings Ltd. (h)	8.38%	02/15/19		328	350,140
Ineos Holdings Ltd. (h)	7.50%	05/01/20		211	224,188
Taminco Global Chemical Corp. (h)	9.75%	03/31/20		761	837,100
					9,791,784

Clothing & Textiles–0.45%

SMCP SAS (France) (h)	8.88%	06/15/20	EUR	3,500	4,533,775

Conglomerates–1.35%

CeramTec Acquisition Corp. (h)	8.25%	08/15/21	EUR	4,500	6,071,145
Grupo Isolux Corsan Finance B.V. (Netherlands) (h)	6.63%	04/15/21	EUR	6,500	7,393,803
					13,464,948

Containers & Glass Products–1.62%

Ardagh Glass Finance PLC (h)	6.25%	01/31/19		990	997,425
Ardagh Glass Finance PLC (h)	8.75%	02/01/20	EUR	1,000	1,300,972
Ardagh Glass Finance PLC (h)	8.75%	02/01/20	EUR	4,000	5,203,889
Ardagh Glass Finance PLC (h)	7.00%	11/15/20		178	181,440
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	996,840
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,803,674
Reynolds Group Holdings Inc.	5.75%	10/15/20		1,563	1,607,936
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,105,580
					16,197,756

Electronics & Electrical–0.23%

Blackboard Inc. (h)	7.75%	11/15/19		2,234	2,267,510

Farming & Agriculture–0.59%

Moy Park PLC (United Kingdom) (h)	6.25%	05/29/21	GBP	3,833	5,927,273

Financial Intermediaries–1.60%

Arrow Global Finance (United Kingdom) (h)(i)	5.40%	11/01/20	EUR	3,000	3,711,698
Cabot Financial S.A. (Luxembourg) (h)	6.50%	04/01/21	GBP	4,875	7,253,048
TMF Group Holdco B.V. (Netherlands) (h)(i)	5.54%	12/01/18	EUR	3,998	5,026,744
					15,991,490

Food & Drug Retailers–0.38%

Oswestry Midco Ltd. (United Kingdom) (h)(i)	4.81%	07/15/20	GBP	3,000	3,833,522

Food Products–0.05%

Chiquita Brands LLC	7.88%	02/01/21		440	479,050

Forest Products–0.26%

Verso Paper Holdings LLC	11.75%	01/15/19		2,632	2,579,360

Healthcare–3.02%

Biomet, Inc.	6.50%	08/01/20		652	700,085
Care UK Health & Social Care plc (United Kingdom) (h)(i)	5.56%	07/15/19	GBP	4,995	7,365,266
Community Health Systems, Inc.	6.88%	02/01/22		590	628,350
DJO Finance LLC	9.75%	10/15/17		3,041	3,086,615
DJO Finance LLC	8.75%	03/15/18		1,861	1,974,986

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Healthcare–(continued)

Groupe Labco S.A. (France) (h)	8.50%	01/15/18	EUR $	4,500	$5,875,302
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,801,138
Medi-Partenaires (France) (h)	7.00%	05/15/20	EUR	3,000	3,976,553
Unilabs SubHolding AB (Sweden) (h)	8.50%	07/15/18	EUR	3,750	4,756,197
					30,164,492

Industrial Equipment–0.18%

Groupe Loxam (France) (h)	7.00%	07/23/22	EUR	1,500	1,748,602

Insurance–0.87%

Domestic & General Group Ltd. (United Kingdom) (h)(i)	5.56%	11/15/19	GBP	4,000	5,998,079
Domestic & General Group Ltd. (United Kingdom) (h)	6.38%	11/15/20	GBP	1,750	2,665,162
					8,663,241

Leisure Goods, Activities & Movies–1.34%

Corleone Capital Ltd. (United Kingdom) (h)	9.00%	08/01/18	GBP	3,962	5,639,401
Vue Entertainment Investment Ltd. (United Kingdom) (h)(i)	5.33%	07/15/20	EUR	5,000	6,123,992
Vue Entertainment Investment Ltd. (United Kingdom) (h)	7.88%	07/15/20	GBP	1,000	1,639,834
					13,403,227

Lodging & Casinos–0.06%

Harrah’s Operating Company, Inc.	9.00%	02/15/20		738	584,865

Nonferrous Metals & Minerals–0.55%

TiZir Ltd. (United Kingdom) (h)	9.00%	09/28/17		6,200	5,456,000

Oil & Gas–0.63%

Drill Rigs Holdings Inc. (h)	6.50%	10/01/17		4,342	4,048,915
Seventy Seven Operating LLC (h)	6.50%	07/15/22		126	97,020
Tervita Corp. (Canada) (h)	8.00%	11/15/18		2,098	1,962,259
Western Refining, Inc.	6.25%	04/01/21		187	183,260
					6,291,454

Publishing–0.46%

Communications LLC (h)	10.00%	03/08/23		5,250	4,619,915

Radio & Television–0.08%

Sinclair Television Group, Inc.	6.38%	11/01/21		740	768,675

Retailers (except Food & Drug)–2.48%

Claire’s Stores Inc. (h)	9.00%	03/15/19		1,507	1,527,721
Claire’s Stores Inc. (h)	6.13%	03/15/20		1,262	1,179,970
Guitar Center, Inc. (h)	6.50%	04/15/19		2,621	2,299,928
HEMA Holding B.V. (Netherlands) (h)(i)	5.33%	06/15/19	EUR	4,697	4,891,406
Matalan (United Kingdom) (h)	6.88%	06/01/19	GBP	5,260	7,911,136
New Look Bondco I PLC (United Kingdom) (h)(i)	6.33%	05/14/18	EUR	2,667	3,341,485
New Look Bondco I PLC (United Kingdom) (h)	8.75%	05/14/18	GBP	1,500	2,483,580
Targus Group International, Inc. (Acquired 12/16/09-03/18/14; Cost $5,610,920) (h)(j)	10.00%	06/14/19		2,252	1,126,065
					24,761,291

Surface Transport–0.48%

Nobina Europe AB (Sweden)	8.00%	05/13/19	SEK	36,000	4,809,865

Telecommunications–2.69%

Avaya Inc. (h)	7.00%	04/01/19		1,020	1,002,543
Goodman Networks Inc.	12.13%	07/01/18		4,887	5,222,981
Matterhorn Mobile S.A. (Luxembourg) (h)(i)	5.38%	05/15/19	CHF	2,000	2,088,487

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Telecommunications–(continued)

Matterhorn Mobile S.A. (Luxembourg) (h)	7.75%	02/15/20	EUR $	1,100	$1,436,185
Matterhorn Mobile S.A. (Luxembourg) (h)	8.25%	02/15/20	EUR	5,000	6,652,458
Wind Acquisition Finance S.A. (Italy) (h)	7.00%	04/23/21	EUR	6,000	7,572,611
Windstream Corp.	7.50%	06/01/22		2,709	2,797,043
Windstream Corp.	6.38%	08/01/23		20	19,350
					26,791,658

Utilities–0.82%

Abengoa, S.A. (Spain) (h)	6.00%	03/31/21	EUR	3,750	3,958,834
Abengoa, S.A. (Spain)	9.63%	02/25/15	EUR	1,250	1,550,505
Calpine Corp. (h)	6.00%	01/15/22		430	461,175
Calpine Corp. (h)	7.88%	01/15/23		0	162
Calpine Corp. (h)	7.50%	02/15/21		0	482
NRG Energy Inc.	6.25%	07/15/22		958	989,135
NRG Energy Inc.	6.63%	03/15/23		1,103	1,160,907
Viridian Group Holdings Ltd. (Ireland) (h)	11.13%	04/01/17		83	89,225
					8,210,425
Total Notes					249,879,750

Structured Products–7.76%

Apidos Cinco CDO (h)(i)	4.48%	05/14/20		930	925,257
Apidos CLO IX (h)(i)	6.73%	07/15/23		2,660	2,653,313
Apidos CLO X (h)(i)	6.48%	10/30/22		3,499	3,507,048
Apidos CLO XI (h)(i)	5.48%	01/17/23		4,830	4,568,697
Apidos CLO XV (h)(i)	4.98%	10/20/25		1,000	911,900
Apidos Quattro CDO (h)(i)	3.83%	01/20/19		631	625,636
Ares XI CLO, Ltd. (h)(i)	3.23%	10/11/21		792	781,704
Avoca CLO XII Ltd. (Italy) (h)(i)	5.75%	10/15/27	EUR	1,500	1,763,337
Babson CLO Ltd. 2013-II (h)(i)	4.73%	01/18/25		2,365	2,132,284
Babson Euro CLO 2014-1 B.V. (Netherlands) (h)(i)	4.60%	04/15/27	EUR	2,000	2,304,610
Babson Euro CLO 2014-1 B.V. (Netherlands) (h)(i)	5.60%	04/15/27	EUR	621	713,111
Carlyle Global Market Strategies CLO 2012-3 (h)(i)	5.73%	10/14/24		623	598,516
Carlyle Global Market Strategies CLO 2013-1 (h)(i)	5.73%	02/14/25		1,200	1,152,120
Centurion CDO 15 Ltd. (h)(i)	2.48%	03/11/21		2,750	2,627,075
Euro Galaxy 2013-3 (Netherlands) (h)(i)	5.40%	01/15/27	EUR	2,929	3,594,354
Flagship CLO VI (h)(i)	4.98%	06/10/21		922	921,144
Flagship CLO VI (h)(i)	4.98%	06/10/21		3,084	3,080,703
Halcyon Loan Investors CLO II, Ltd. (h)(i)	3.83%	04/24/21		2,121	2,044,856
ING Investment Management CLO 2012-3, Ltd. (h)(i)	6.08%	10/15/22		1,261	1,231,493
ING Investment Management CLO 2012-4, Ltd. (h)(i)	5.98%	10/15/23		4,765	4,641,110
ING Investment Management CLO 2013-3 (h)(i)	4.73%	01/18/26		1,573	1,406,734
ING Investment Management CLO III, Ltd. (h)(i)	3.73%	12/13/20		1,842	1,803,318
ING Investment Management CLO IV, Ltd. (h)(i)	4.48%	06/14/22		395	391,603
Keuka Park CLO 2013-1 (h)(i)	4.73%	10/21/24		328	294,446
KKR Financial CLO 2012-1 (h)(i)	5.73%	12/15/24		4,900	4,726,050
Madison Park Funding X, Ltd. (h)(i)	5.48%	01/20/25		1,185	1,144,117
Madison Park Funding XIV, Ltd. (h)(i)	4.98%	07/20/26		750	680,550
Madison Park Funding XIV, Ltd. (h)(i)	5.63%	07/20/26		1,060	927,076
Octagon Investment Partners XIV Ltd. (h)(i)	5.48%	01/15/24		1,146	1,072,885
Octagon Investment Partners XIX Ltd. (h)(i)	5.08%	04/15/26		1,639	1,491,818
Octagon Investment Partners XVIII Ltd. (h)(i)	5.48%	12/16/24		2,365	2,217,187
Pacifica CDO VI, Ltd. (h)(i)	3.98%	08/15/21		1,538	1,467,252
Regatta IV Funding Ltd. 2014-1 (h)(i)	5.22%	07/25/26		1,000	902,500
Sierra CLO II Ltd. (h)(i)	3.73%	01/22/21		1,696	1,688,368
Silverado CLO 2006-II Ltd. (h)(i)	3.98%	10/16/20		2,050	1,992,600

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Structured Products–(continued)

Slater Mill Loan Fund, LP (h)(i)	5.73%	08/17/22		$3,076	$3,013,250
St. Paul’s IV CLO (Ireland) (h)(i)	4.89%	04/25/28	EUR	1,500	1,725,660
St. Paul’s IV CLO (Ireland) (h)(i)	6.09%	04/25/28	EUR	500	589,147
Symphony CLO IX, Ltd. (h)(i)	5.23%	04/16/22		5,126	4,978,884
Symphony CLO VIII, Ltd. (h)(i)	6.23%	01/09/23		3,116	3,119,116
Symphony CLO XI, Ltd. (h)(i)	5.48%	01/17/25		1,030	974,895
Total Structured Products					77,385,724

			Shares

Common Stocks & Other Equity Interests–4.90%

Aerospace & Defense–0.02%

IAP Worldwide Services (h)(k)				221	176,501

Building & Development–0.61%

Axia Incorporated (Acquired 03/19/10; Cost $1,404,030) (h)(k)				101	529,448
Building Materials Holding Corp. (h)(k)				512,204	4,225,683
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508) (h)(k)				2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788) (h)(k)				28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)				229	0
Newhall Holding Co., LLC Class A (h)(k)				237,569	831,492
Rhodes Homes General Partnership (h)(k)(l)				750,544	150,109
Tamarack Resort LLC (Acquired 03/07/14; Cost $0) (h)(k)				10,076	0
WCI Communities, Inc. (k)				18,849	350,591
					6,087,323

Chemicals & Plastics–0.00%

LyondellBasell Chemical Co. Class A (k)				344	27,128

Conglomerates–0.02%

Euramax International, Inc. (h)(k)				1,870	140,235

Cosmetics & Toiletries–0.01%

Marietta Intermediate Holding Corp. (h)(k)				1,641,483	103,414
Marietta Intermediate Holding Corp. Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0) (h)(k)				413,194	0
					103,414

Drugs–0.00%

BPA Laboratories Class A Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0) (h)(k)				4,658	0
BPA Laboratories Class B Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0) (h)(k)				7,468	0
					0

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value

Financial Intermediaries–0.00%

RJO Holdings Corp. (h)(k)	2,144	$21,440
RJO Holdings Corp. Class A (h)(k)	1,142	571
RJO Holdings Corp. Class B (h)(k)	3,333	1,667
		23,678

Leisure Goods, Activities & Movies–1.12%

Metro-Goldwyn-Mayer Inc. Class A (h)(k)	150,602	11,204,789

Lodging & Casinos–0.12%

Twin River Management Group, Inc. (h)(k)	41,966	1,224,022

Publishing–0.85%

Affiliated Media, Inc. (h)(k)	87,369	3,276,330
Merrill Communications LLC Class A (h)(k)	602,134	3,462,270
Tribune Co. Class A (k)	24,258	1,648,574
Tribune Publishing Co. (k)	6,064	127,890
		8,515,064

Retailers (except Food & Drug)–0.03%

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)(k)	62,413	255,269

Surface Transport–2.12%

Nobina Europe AB (Sweden) (h)(k)	90,358,291	21,170,103

Utilities–0.00%

Bicent Power, LLC Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	2,024	0
Bicent Power, LLC Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	3,283	0
		0
Total Common Stocks & Other Equity Interests		48,927,526

Preferred Stocks–0.01%

Building & Development–0.01%

Tamarack Resort LLC (Acquired 03/07/14; Cost $42,952) (h)(k)	182	42,952
United Subcontractors, Inc. (Acquired 08/02/13; Cost $0) (h)(k)	3	76
		43,028

Financial Intermediaries–0.00%

RTS Investor Corp. (h)(k)	649	42,179
Total Preferred Stocks		85,207

Money Market Funds–1.52%

Liquid Assets Portfolio–Institutional Class (l)	7,592	7,591,508
Premier Portfolio–Institutional Class (l)	7,592	7,591,509
Total Money Market Funds		15,183,017
TOTAL INVESTMENTS**–151.77% (Cost $1,554,527,748)		1,514,364,304
OTHER ASSETS LESS LIABILITIES–(2.36)%		(23,547,412)
BORROWINGS–(36.88)%		(368,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.53)%		(125,000,000)
NET ASSETS–100.00%		$997,816,892

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CDO	—Collateralized Debt Obligation
CHF	—Swiss Franc
CLO	—Collateralized Loan Obligation
EUR	—Euro
GBP	—British Pound
LOC	—Letter of Credit
PIK	—Payment in Kind
SEK	—Swedish Krona
Wts.	—Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	This variable rate interest will settle after November 30, 2014, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Dream Secured BondCo AB, Mezzanine Loan	3.76%	6.75%
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	0.00	5.00
Tamarack Resort LLC, Term Loan A	8.00	8.00
Tamarack Resort LLC, Term Loan B	0.00	6.50
Tyrol Acquisition 2 SAS, Term Loan D	3.01	1.00
Viridian Group Holdings Ltd., Term Loan A	0.00	13.50
(f)	Restructured security not accruing interest income.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2014 was $328,702,572, which represented 32.94% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2014.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2014 was $1,381,334, which represented less than 1% of the Fund’s Net Assets. See Note 4.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2014

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – (continued)

transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the

Invesco Dynamic Credit Opportunities Fund

G.	Swap Agreements – (continued)

Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
I.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
J.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring.

Invesco Dynamic Credit Opportunities Fund

J.	Foreign Risk – (continued)

Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

K.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

L.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

For the nine months ended November 30, 2014, there were transfers from Level 2 to Level 1 of $478,481 due to securities trading on exchange, from Level 2 to Level 3 of $32,845,727 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $71,404,556 due to third-party vendor quotations utilizing more than one market quote.

Invesco Dynamic Credit Opportunities Fund

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,024,047,251	$98,855,829	$1,122,903,080
Notes	—	244,133,770	5,745,980	249,879,750
Structured Products	—	77,385,724	—	77,385,724
Equity Securities	17,337,200	42,408,703	4,449,847	64,195,750
	17,337,200	1,387,975,448	109,051,656	1,514,364,304
Forward Foreign Currency Contracts*	—	5,664,366	—	5,664,366
Total Investments	$17,337,200	$1,393,639,814	$109,051,656	$1,520,028,670

* Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2014:

	Beginning Balance, as of February 28, 2014	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of November 30, 2014
Variable Rate Senior Loan Interests	$83,725,277	$51,913,451	$(32,616,821)	$220,054	$(2,374,445)	$(1,027,724)	$30,604,927	$(31,588,890)	$98,855,829
Notes	1,865,968	386,162	—	—	—	(1,126,065)	4,619,915	—	5,745,980
Equity Securities	9,313,929	282,711	—	—	(4,090,000)	5,233,704	3,276,330	(9,566,827)	4,449,847
Total	$94,905,174	$52,582,324	$(32,616,821)	$220,054	$(6,464,445)	$3,079,915	$38,501,172	$(41,155,717)	$109,051,656

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2014:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	5,666,438	(2,072)

Invesco Dynamic Credit Opportunities Fund

Effect of Derivative Investments for the nine months ended November 30, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	39,369,211
Change in Unrealized Appreciation:
Currency risk	9,612,460
Total	$32,536,118

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$471,365,579

Open Forward Foreign Currency Contracts at Period-End
Settlement Date		Contract to				Notional	Unrealized Appreciation
	Counterparty		Deliver		Receive	Value	(Depreciation)
12/19/14	Goldman Sachs & Co.	CHF	1,950,000	USD	2,031,102	$2,019,606	$11,496
12/19/14	Goldman Sachs & Co.	EUR	116,500,000	USD	146,224,975	144,973,674	1,251,301
12/19/14	JPMorgan Chase Bank N.A.	EUR	130,000,000	USD	163,325,890	161,773,199	1,552,691
12/19/14	Goldman Sachs & Co.	EUR	5,000,000	USD	6,246,260	6,222,046	24,214
12/19/14	Goldman Sachs & Co.	GBP	72,500,000	USD	116,024,650	113,379,696	2,644,954
12/19/14	Goldman Sachs & Co.	GBP	2,500,000	USD	3,907,573	3,909,645	(2,072)
12/19/14	Goldman Sachs & Co.	SEK	195,000,000	USD	26,338,787	26,157,005	181,782
Total Forward Foreign Currency Contracts - Currency Risk							$5,664,366

Currency Abbreviations:
CHF — Swiss Franc
EUR — Euro
GBP — British Pound Sterling
SEK — Swedish Krona
USD — U.S. Dollar

Invesco Dynamic Credit Opportunities Fund

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended November 30, 2014.

	Value 02/28/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/14	Interest / Dividend Income
Targus Group International, Inc. – Notes	$1,865,968	$386,162	$—	$(1,126,065)	$—	$1,126,065	$168,910
Targus Group International, Inc. – Common Shares	759,566	—	—	(504,297)	—	255,269	—
Total	$2,625,534	$386,162	$—	$(1,630,362)	$—	$1,381,334	$168,910

NOTE 5 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of November 30, 2014. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*		Value
David’s Bridal, Inc.	Revolver Loan		$1,734,533	$1,613,115
Delta Air Lines, Inc.	Revolver Loan		1,032,274	6,879,074
Delta Air Lines, Inc.	Revolver Loan		7,019,463	1,003,886
Dream Secured BondCo AB	Revolver Loan	EUR	3,097,371	3,745,512
Equinox Holdings Inc.	Revolver Loan		785,461	728,515
Getty Images, Inc.	Revolver Loan		4,246,739	3,694,663
H.J. Heinz Co.	Revolver Loan		6,837,334	6,776,858
Hearthside Group Holdings, LLC	Revolver Loan		1,477,841	1,470,031
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan		40,531	14,289
Realogy Corp.	Extended Revolver		3,279,582	3,164,797
Surgical Care Affiliates, LLC	Revolver Loan		5,541,115	5,481,825
Trans Union LLC	Revolver Loan		926,809	913,130
Tunstall Group Finance Ltd.	Acquisition Facility Loan	GBP	4,000,000	4,498,559
Tyrol Acquisition 2 SAS	Revolver Loan	EUR	2,000,000	2,405,755
Vitalia Holdco S.a r.l.	Revolver Loan	EUR	2,000,000	2,469,666
York Risk Services Holding Corp.	Delayed Draw Term Loan		235,337	234,970
				$45,094,645

* Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

GBP - British Pound Sterling

Invesco Dynamic Credit Opportunities Fund

NOTE 6 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2014 was $1,478,145,939 and $1,435,591,814, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 57,867,847
Aggregate unrealized (depreciation) of investment securities	(110,073,716)
Net unrealized appreciation (depreciation) of investment securities	$ (52,205,869)
Cost of investments for tax purposes is $1,566,570,173.

NOTE 7 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended November 30, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount		Value
Barclays Bank PLC		$4,246,739	$3,694,663
Citibank, N.A.		3,279,582	3,164,797
Goldman Sachs Lending Partners LLC		8,685,727	8,495,864
Merrill Lynch Capital Services, Inc.	EUR	2,018,731	2,428,610
Total			$17,783,934

Invesco Dynamic Credit Opportunities Fund

Item 2.	Controls and Procedures.

(a)	As of November 21, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2014, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Philip Taylor
Philip Taylor
Principal Executive Officer

Date:	January 29, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip Taylor
Philip Taylor
Principal Executive Officer

Date:	January 29, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2015

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.